Vessels Under Construction	12 Months Ended
Dec. 31, 2017
Vessels under construction [Abstract]
Vessels under construction
Vessels under construction
Vessels under construction was $6.7 million and $180.0 million as of December 31, 2017 and 2016, respectively. These balances consist of novation consideration and installments paid to shipyards on our newbuilding contracts.
A rollforward of activity within vessels under construction is as follows (in thousands):

Balance December 31, 2015	$288,282
Installment payments and other	401,556
Capitalized interest	6,951
Transferred to vessels	(506,362)
Write off due to contract cancellation	(10,427)
Balance December 31, 2016	$180,000
Installment payments and other	29,642
Capitalized interest	361
Transferred to vessels	(203,293)
Balance December 31, 2017	6,710

All vessels under construction serve as collateral for related loan facilities.
During 2017, the Company agreed to acquire one Kamsarmax vessel from an unaffiliated third party, which is expected to be delivered from the Chinese shipyard in which it is being constructed in the middle of 2018 for $25.5 million. $6.7 million of the contract price has been paid as of December 31, 2017 and is included in the installment payments and other in the above table.
Vessel Under Construction

Vessel Name	Expected Delivery	DWT	Shipyard
Hull 2215 - TBN SBI Lynx	Q2-18	82,000	Jiangsu Yangzijiang Shipbuilding Co. Ltd.
Total Kamsarmax Newbuilding DWT		82,000